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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   NOVEMBER 17, 2008
                                                         -----------------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)


           NEVADA                       000-27267               33-0773180
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code         (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On November 17, 2008, I/OMagic Corporation (the "Company") received a withdrawal letter from its former independent registered public accounting firm, Swenson Advisors, LLP ("Former Auditor"), which was dismissed by the Company's Audit Committee (the "Audit Committee") on June 27, 2008, stating that it was withdrawing its audit reports dated July 9, 2007 and March 31, 2008, related to the Company's previously issued financial statements for the years ended December 31, 2006 and 2007, respectively. In addition, the Former Auditor stated in the letter that its completed interim reviews related to the previously issued financial statements for the periods ended March 31, 2007, June 30, 2007, September 31 [sic], 2007 and March 31, 2008, should no longer be relied upon by the Company. The Former Auditor stated in the letter that the withdrawals were made based upon certain findings made by the Audit Committee contained in a report on an internal investigation (the "Report") regarding certain matters involving the Company's Chief Financial Officer
(the "CFO") and the underlying facts of the Report. The investigation of the Audit Committee concerned a civil judgment against the CFO for breach of contract, deceit and fraud in inducement in connection with a matter unrelated to the Company. The Report concluded, among other things, that the CFO's actions and/or inactions had resulted in an overall lack of confidence in his abilities and his veracity and a lack of confidence in the Company's financial statements. In addition, the Report stated that the Audit Committee recommended to management of the Company that the CFO be asked to resign and that steps be taken to obtain the CFO's assistance in the transition to a new Chief Financial Officer.

         Prior to the issuance of the withdrawal letter, the Company's Audit Committee, President, CEO and Chairman of the Board and the Company's legal counsel had several discussions with the Former Auditor regarding the possibility that the Former Auditor would withdraw its audit reports and completed interim reviews. In a number of those discussions, the Former Auditor urged the Company to conclude that the Company's previously issued financial statements should no longer be relied upon. During these discussions the Former Auditor was advised that notwithstanding the language contained in the Report, neither the Audit Committee nor the Company's Board of Directors had concluded that any previously issued financial statements of the Company, including those financial statements subject to the Former Auditor's withdrawals, should no longer be relied upon because of an error in such financial statements. It was the intention of the Company and the Audit Committee to engage the Former Auditor or the Company's existing independent registered public accounting firm to conduct additional reviews of such financial statements to provide additional comfort that such financial statements did not contain any errors. To this end, on November 11, 2008, during a meeting with the Audit Committee and the Former Auditor, the Audit Committee received a fee quote from the Former Auditor to conduct such additional reviews. On November 14, 2008, the Company also solicited a fee quote from its existing independent registered public accounting firm to conduct such additional reviews. However, as noted above, on November 17, 2008, the Former Auditor withdrew its audit reports and interim reviews before the Company and the Audit Committee could proceed with its intention to have additional reviews of such financial statements conducted.

         The Former Auditor has not provided to the Company any evidence suggesting that there is an error in the previously issued financial statements which are the subject of the withdrawals and as of the date of this Report the Company continues to be unaware of any errors or any other factors that would result in a conclusion that the Company's previously issued financial statement should no longer be relied upon. Moreover, as of the date of the Audit Committee's dismissal of the Former Auditor, the Former Auditor had never advised the Audit Committee or the Company's Board of Directors of any concerns about the CFO's competence but has recently expressed these concerns to the Audit Committee.

         The Company notes that at the insistence of the Former Auditor, the Company engaged third party consultants during the latter part of 2007 to conduct a comprehensive review of the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The results of the review, which did not uncover any material weaknesses in the Company's internal controls over financial reporting, were made available to the Former Auditor on or about December 28, 2007, well in advance of the issuance by the Former Auditor of its report covering the Company's fiscal year ended December 31, 2007.


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         A copy of the disclosures made in this Form 8-K were sent to the Former
Auditor before this Form 8-K was filed with the Securities and Exchange Commission ("Commission"). The Company has requested a letter from the Former Auditor addressed to the Commission stating whether the Former Auditor agrees with the statements made pursuant to this Form 8-K and if not in agreement, stating the respects in which it does not agree.

         A copy of the Former Auditor's withdrawal letter is filed as Exhibit
99.1 to this Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (a) Not applicable.

         (b) On November 19, 2008, Dr. William Ting notified the Board of Directors of the Company of his intention to resign as a member of the Board of Directors. He further advised that he will remain on the Board of Directors until a replacement is found. In addition, on that same date, Dr. Ting resigned as a member and Chairman of the Company's Audit Committee.

             On November 21, 2008, Thomas L. Gruber resigned his position as the Company's Chief Financial Officer effective immediately.

         (c) Not applicable.

         (d) Not applicable.

         (e) Not applicable.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.
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                  Number   Description
                  ------   -----------

                  99.1 Withdrawal Letter from Swenson Advisors, LLP dated November 17, 2008

                  16.1 Letter from Swenson Advisors, LLP to the Securities and Exchange Commission regarding the Company's disclosures in this Form 8-K*
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                  * To be filed by amendment.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2008               I/OMAGIC CORPORATION


                                       By: /S/ TONY SHAHBAZ
                                           -------------------------------------
                                           President and Chief Executive Officer


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                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         99.1     Withdrawal Letter from Swenson Advisors, LLP dated
                  November 17, 2008